UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

                          Mediware Information Systems, Inc.
(Exact name of registrant as specified in its charter)

New York 1-10768 11-2209324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11711 West 79th Street, Lenexa, KS 66214
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2004, the Board of Directors of Mediware Information Systems, Inc. (the "Company") adopted amendments (the "Amendments") to the By-Laws of the Company (the "By-Laws"). The Amendments are effective as of September 13, 2004. Set forth below is a description of the Amendments to the By-Laws including the prior provision of each By-Law so amended.

Article I of the By-Laws has been amended to provide that the principal offices of the Company shall be located at such place within the United States as determined, from time to time, by the Board of Directors of the Company. Previously, the By-Laws provided that the offices of the Company shall be located in Melville, New York.

Article II, Section 1, of the By-Laws has been amended to provide that the annual meeting of the shareholders of the Company shall be held, each year, on such date as determined, from time to time, by the Board of Directors of the Company. Previously, the By-Laws provided that the annual meeting of the shareholders of the Company shall be held on the fourth Wednesday of April.

Article II, Section 4, of the By-Laws has been amended to provided that written notice of each meeting of shareholders of the Company shall be served not more than sixty days before the meeting. The amendment makes the notice provision consistent with the time period allowed by the Business Corporation Law of the State of New York (the "BCL"). Previously, the By-Laws, in accordance with the BCL, provided that written notice be given not more than fifty days before the meeting.

Article III, Section 12, of the By-Laws has been amended to provide that committees of the Board of Directors may consist of one or more directors. The amendment makes this provision consistent with the provisions of the BCL concerning committees of the Board of Directors. Previously, the By-Laws, in accordance with the BCL, provided that committees consist of not less than 3 directors.

Article IV, Section 1, of the By-Laws has been amended to provide that the officers of the Company may consist of a President, a Secretary, a Treasurer and such other officers as the Board of Directors may from time to time deem advisable. The amendment makes the provision consistent with the provisions of the BCL concerning the election or appointment of officers. Previously, the By-Laws provided that the officers of the Company shall consist of a President, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time deem advisable.

Article V, Section 4, of the By-Laws has been amended to provide that the Board of Directors may fix, in advance, a date not exceeding sixty days as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders as well as certain other matters. The amendment makes this provision consistent with the time period allowed by the BCL. Previously, the By-Laws, in accordance with the BCL, provided that the record date be not more than fifty days.

Item 9.01       Financial Statements and Exhibits.

(c)                 Exhibits.

Exhibit 3(ii)    Text of Amendments to By-Laws of Mediware Information Systems, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC

Date: September 16, 2004	By: /s/ George J. Barry George J. Barry Chief Executive Officer and President

EXHIBIT INDEX
Exhibit No.	Description
3(ii)	Text of Amendments to By-Laws of Mediware Information Systems, Inc.

EXHIBIT 3(ii)

ARTICLE I

OFFICES

The principal offices of the Corporation shall be located at such place within the United States as the Board of Directors shall, from time to time, determine. The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

ARTICLE II

MEETING OF SHAREHOLDERS

Section 1. Annual Meetings. The annual meeting of the shareholders of the Corporation shall be held each year on such date as the Board of Directors shall, from time to time determine, for the purpose of electing directors and transacting such other business as may properly come before the meeting.

Section 4. Notice of Meetings. (a) Written notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten nor more than sixty days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares pursuant to the Business Corporation Law, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

ARTICLE III

BOARD OF DIRECTORS

Section 12. Committees. The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

ARTICLE IV

OFFICERS

Section 1. Number, Qualifications, Election and Term of Office. (a) The officers of the Corporation may consist of a President, a Secretary, a Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation. Any two or more offices may be held by the same person.

ARTICLE V

SHARES OF STOCK

Section 4. Record Date. In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.